Intangible Assets, Net	12 Months Ended
Dec. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
INTANGIBLE ASSETS, NET

9. INTANGIBLE ASSETS, NET

The Company has acquired cannabis-related licenses as part of a business combination with a gross value of approximately $19,000, which have indefinite useful lives as they are expected to generate economic benefit to the Company in perpetuity. In addition, as part of the Herbal Brand acquisition in 2019, the Company acquired finite-lived intangible assets with a gross value of approximately $7,091. During the years ended December 31, 2021 and 2020 the Company recorded approximately $1,162 and $1,231, respectively, of amortization related to its finite-lived intangible assets.

The following tables present details of the Company’s total intangible assets as of December 31, 2021 and December 31, 2020.

The value of product formulation intangible asset is included in the value of Brand:

	December 31, 2021
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Weighted- Average Useful Life (in Years)
Finite-lived intangible assets:
Customer contracts	$925	$925	$—	0.0
Customer relationships	1,000	487	513	3.4
Customer list	650	346	304	2.3
Brand	4,516	1,216	3,300	7.3
Total finite-lived intangible assets	$7,091	$2,974	$4,117

Indefinite-lived intangible assets:
Licenses	$19,000	N/A	$19,000
Total indefinite-lived intangible assets	$19,000	N/A	$19,000
Total intangible assets	$26,091	$2,974	$23,117
	December 31, 2020
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Weighted-Average Useful Life (in Years)
Finite-lived intangible assets:
Customer contracts	$925	$525	$400	0.5
Customer relationships	1,000	304	696	4.4
Customer list	650	217	433	3.3
Brand	4,516	766	3,750	8.3
Total finite-lived intangible assets	$7,091	$1,812	$5,279

Indefinite-lived intangible assets:
Licenses	$19,000	N/A	$19,000
Total indefinite-lived intangible assets	$19,000	N/A	$19,000
Total intangible assets	$26,091	$1,812	$24,279

Annual Impairment Testing

In conjunction with the annual impairment testing, see Note 10, the Company reviewed finite-lived intangible assets for impairment. In performing such review, the Company makes judgments about the recoverability of purchased finite lived intangible assets whenever events or changes in circumstances indicate that an impairment may exist. The Company recognizes an impairment if the carrying amount of the long-lived asset group exceeds the Company’s estimate of the asset group’s undiscounted future cash flows.

Significant assumptions used in the impairment analysis include financial projections of free cash flow (including assumptions about revenue projections, regulations, operating margins, capital requirements and income taxes), long-term growth rates for determining terminal value beyond the discretely forecasted periods and discount rates. For our intangible assets related to the Cannabinoid segment, our estimated revenue projections reflect that Decree 811 that was followed by the passing of the Regulation 227 in February 2022 is expected to be further resolved to allow us to export cannabis flower from Colombia starting 2023.

Indefinite-lived intangible assets, consisting of certain of the Company’s licenses, were reviewed for the annual impairment assessment during the fourth quarter of 2021 similar to goodwill, in accordance with ASC 350.

For the year ended December 31, 2021 and 2020, no impairment was recognized related to the carrying value of any of the Company’s finite or indefinite-lived intangible assets as a result of the annual impairment testing.

The Company calculated the fair value of the operating segments using discounted estimated future cash flows. The weighted-average cost of capital used in testing the reporting unit for impairment was 14%, with a perpetual growth rate of 2% – 3%.

2020 Interim Impairment Testing

In conjunction with the impairment testing performed as of March 31, 2020 (refer to Note 10 for more detail) the Company reviewed finite-lived intangible assets for impairment. In performing such review, the Company made judgement about the recoverability of purchased finite lived intangible assets whenever events or changes in circumstances indicate that an impairment may exist. The Company recognizes an impairment if the carrying amount of the long-lived asset group exceeds the Company’s estimate of the asset group’s undiscounted future cash flow. Indefinite-lived intangibles assets, consisting of certain of the Company’s licenses, were reviewed as part of the impairment assessment during the first quarter 2020 similar to goodwill, in accordance with ASC 350. The Company did not recognize an impairment related to the carrying value of any of the Company’s finite or indefinite-lived intangible assets as a result of the impairment assessments performed as of March 31, 2020.

GNC Holdings, Inc. Bankruptcy

On June 23, 2020, GNC Holdings, Inc. (“GNC”) and its affiliates filed voluntary petitions for relief pursuant to chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the District of Delaware. In September 2020, a bankruptcy court judge approved the sale of GNC to an investor with the transaction expected to close by the end of the year. Herbal Brands has engaged legal counsel to provide advice with respect to Herbal Brands’ rights under the Bankruptcy Code, prepare and file proof(s) of claim by the applicable bar date established by the Court, and otherwise enforce Herbal Brands’ rights in the Court and in connection with any sale transaction or plan of reorganization pursued by GNC. The Company also reviewed the unpaid inventory balances at GNC and determined that a reserve of approximately $86 was necessary for the inventory, which the Company recorded during the second quarter of 2020. Additionally, the Company reviewed the useful life of a finite-lived intangible asset related to the GNC contract, which was acquired during the Herbal Brands acquisition. Following the review, the Company determined that accelerating the period over which the useful life of this intangible asset is amortized was appropriate following its impairment analysis in the first quarter of 2020. The life of the finite lived intangible asset related to the GNC contract was reduced to 12 months from the date of the bankruptcy filing given the uncertainty around the future of GNC. During the third quarter of 2020, the Company was able to recover balances due from GNC and as a result no reserves were recorded as of December 31, 2020. In the third quarter of 2020, substantially all of the assets of GNC were sold to Harbin Pharmaceutical Group Holding Corp. Ltd., and GNC emerged from Chapter 11 of the Bankruptcy Code.

Amortization Expense

The following table reflects the estimated future amortization expense for each period presented for the Company’s finite-lived intangible assets as of December 31, 2021:

Estimated Amortization Expense
2022	$795
2023	715
2024	542
2025	542
2026	482
Thereafter	1,041
Total	$4,117